SUPPLEMENT DATED AUGUST 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

INFLATION STRATEGY PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Inflation Strategy Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Frederick R. Marki, CFA, Portfolio Manager	Since 2016